Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 20-F of American Israeli Paper Mills Limited (the "Company") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Israel Eldar, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 29, 2005                     /s/ Israel Eldar
                                             -----------------------------------
                                             Israel Eldar
                                             Chief Financial Officer